UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2011

NEXTWAVE WIRELESS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33226	20-5361360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12264 El Camino Real, Suite 305, San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (619) 573-1570

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 17, 2011, NextWave Wireless Inc. (“we” or “NextWave”), our wholly owned subsidiary, NextWave Wireless LLC (the “Issuer”), and certain subsidiary guarantors entered into a Limited Waiver to the Purchase Agreement (the “Waiver Agreement”) relating to the Senior Secured Notes due 2011 of the Issuer (the “First Lien Notes”). The Waiver Agreement was executed by each of the holders of our First Lien Notes (such holders, the “First Lien Holders”) and waived the requirement for the Issuer to pay the First Lien Notes in full on July 17, 2011. The limited waiver will expire on August 1, 2011.

The agreement of each First Lien Holder to provide the waiver is limited as set forth in the Waiver Agreement and is not an amendment or waiver of any other default which may arise under the agreements governing the First Lien Notes. In consideration of the Waiver, we have reaffirmed our obligations under the First Lien Notes and have agreed to release each First Lien Holder and its respective affiliates from and against any and all claims and other liabilities which we (or our affiliates) may have had as of the date of the Waiver Agreement in connection with the Purchase Agreement (or related documents).

The foregoing is a summary of the material terms of the Waiver Agreement. Investors are encouraged to carefully review the full text of the Waiver Agreement, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 8.01.	Other Events.

On July 18, 2011, NextWave issued a press release announcing the execution of the Waiver Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

As described above, the following exhibits are filed with this report:

Exhibit 10.1	–	Limited Waiver to Purchase Agreement, dated as of July 17, 2011, by and among the Issuer, NextWave, the First Lien Holders and the Guarantors.

Exhibit 99.1	–	Press Release, dated July 18, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
	Name:	Francis J. Harding
	Title:	Executive Vice President and Chief Financial Officer

Date:    July 18, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Limited Waiver to Purchase Agreement, dated as of July 17, 2011, by and among NextWave Wireless LLC, as Issuer, NextWave Wireless Inc., the holders of the Issuer’s First Lien Notes and the Guarantors party thereto.

99.1	Press Release, dated July 18, 2011.